UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Gregory F. Niland

Capital World Growth and Income Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital World Growth and Income Fund® Annual report for the year ended November 30, 2019

Global flexibility:
following opportunity
anywhere

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

Capital World Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	18.11%	6.61%	7.81%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.78% for Class A shares as of the prospectus dated February 1, 2020 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2019, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.48%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
6	The value of a long-term perspective
8	Summary investment portfolio
12	Financial statements
34	Board of trustees and other officers

Fellow investors:

Global stocks rallied during Capital World Growth and Income Fund’s fiscal year, against a backdrop of easy monetary policy, slowing growth and trade-related volatility.

For the 12 months ended November 30, 2019, the fund advanced 14.42%, outpacing the 13.68% gain of its primary benchmark, the MSCI ACWI (All Country World Index). By comparison, the Lipper Global Funds Index, a peer group measure, rose 12.03%. The fund has outpaced both these indexes over its lifetime, as shown in the table below.

Capital World Growth and Income Fund seeks to provide investors with current income and long-term growth of capital. The fund paid dividends totaling about $1.05 a share for the 12 months, as well as a capital gains distribution of about $2.12 paid in December 2018. For the year, investors who reinvested dividends recorded an income return of 2.28%.

Monetary easing, then a possible trade truce

The world’s equity markets ended the fiscal year with solid gains. But the journey to those results was uneven, as trade tensions and slowing global growth triggered bouts of volatility throughout the 12 months. Accordingly, investor sentiment shifted abruptly, as U.S.-China trade negotiations alternately progressed or suffered setbacks. But numerous central banks around the world slashed interest rates to help counter the impact of rising trade tariffs and declining manufacturing activity. In the closing weeks of the period, a tentative trade agreement between the U.S. and China

Results at a glance

For periods ended November 30, 2019, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/26/93)

Capital World Growth and Income Fund (Class A shares)	14.42%	6.44%	8.21%	10.34%
MSCI ACWI*	13.68	7.24	8.63	7.46
Lipper Global Funds Index†	12.03	6.68	8.35	7.46

*	Results for the MSCI ACWI reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 40 developed and emerging equity markets. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper source: Refinitiv Lipper.

Capital World Growth and Income Fund	1

The New Geography of Investing®

Fifty years ago, companies tended to do business solely within their own borders. Globalization, however, has made that less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Equity portion breakdown by revenue (%)

	Country/Region	Fund	Index
■	United States	39%	42%
■	Canada	3	3
■	Europe	19	16
■	Japan	5	6
■	Asia-Pacific ex. Japan	3	4
■	Emerging markets	31	29
	Total	100%	100%

Equity portion breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	48%	56%
■	Canada	2	3
■	Europe	27	19
■	Japan	5	7
■	Asia-Pacific ex. Japan	3	3
■	Emerging markets	15	12
	Total	100%	100%

Source: Capital Group (as of November 30, 2019).

Compared with the MSCI ACWI (All Country World Index) as a percent of net assets. All figures include convertible securities.

further supported markets, as did some signs of a more stable economic outlook.

European equities rebounded strongly thanks in part to aggressive action by the European Central Bank (ECB) and the easing global trade tensions. The ECB in September cut interest rates further into negative territory and disclosed plans to resume its bond buying program. Eurozone GDP growth rose at a year-over-year rate of 1.2% during the third quarter, in line with economists’ expectations. In the U.K., leaders’ inability to settle on terms for the departure from the European Union continued to weigh on the economy and markets. British Prime Minister Boris Johnson called for a general election December 12 to resolve the Brexit impasse, an election his Conservative Party won decisively shortly after the end of the fiscal year. For the period, U.K. equities rose 10.76%*, lagging the 13.62% gain of the MSCI Europe Index.

Japanese equity prices rose 9.34%, amid positive signs from U.S.-China trade negotiations. The Bank of Japan kept negative short-term interest rates in place and suggested it could consider additional monetary easing measures. Third-quarter GDP growth slowed to an annualized 0.1% as retail sales fell 7.2% following the recent consumption tax hike.

In emerging markets, Chinese stocks rose 7.07% on optimism for a potential rollback of trade tariffs between the U.S. and China. Toward the end of the period, the People’s

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

2	Capital World Growth and Income Fund

Bank of China trimmed a key loan rate and warned of growing financial risks. Stock markets in Brazil, India, Mexico and Thailand also recorded gains for the 12 months.

U.S. equities ended the period sharply higher, touching all-time highs in November. The U.S. Federal Reserve cut interest rates three times during the period to mitigate rising risks to growth from trade and policy uncertainty. Easing trade tensions and better economic data further fueled stock market gains. Third quarter GDP rose 2.1%, helped by rising consumer spending and a housing market rally.

Nearly every market sector advanced, with information technology posting the strongest gains.

Broad support from stock holdings

Rather than focusing on market sectors or regions, the fund’s managers build the portfolio through careful stock selection based on the merits of individual companies. Companies spanning a variety of sectors and industries contributed to fund returns during the period. Indeed, eight of the fund’s 10 largest holdings generated gains.

Among these were a number of information technology holdings, including Taiwan Semiconductor Manufacturing, which advanced 36.75% on higher than forecast earnings as well as a general recovery in semiconductor equipment stocks after a challenging 2018. Broadcom, the fund’s largest holding during the period, and

Where the fund’s assets are invested1

(percent invested by country of domicile)

	Capital World Growth and Income Fund	MSCI All Country World Index[2]

Europe	26.4%	19.2%
United Kingdom	8.0	4.7
France	5.1	3.4
Switzerland	4.0	2.7
Germany	2.7	2.6
Netherlands	1.6	1.2
Spain	1.4	.8
Russian Federation	1.3	.5
Other Europe	2.3	3.3

The Americas	49.9	59.7
United States	45.6	55.9
Canada	2.3	3.0
Brazil	2.0	.8

Asia/Pacific	17.6	19.5
China	4.2	4.0
Japan	4.2	7.3
South Korea	2.9	1.4
Hong Kong	2.0	1.0
India	1.8	1.1
Taiwan	1.5	1.4
Other Asia/Pacific	1.0	3.3

Other	.3	1.6

Bonds, notes & other debt instruments, short-term securities & other assets less liabilities[3]	5.8	—

Total	100.0%	100.0%

[1]	Percent of net assets by country as of November 30, 2019.
[2]	The MSCI All Country World Index is weighted by market capitalization.
[3]	Cash and equivalents includes short-term securities, accrued income and other assets less liabilities. It may also include investments in money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

Capital World Growth and Income Fund	3

Largest equity holdings

(as of November 30, 2019)

Company	Country of domicile	Percent of net assets	12-month return*
Broadcom	United States	3.0	33.19%
Microsoft	United States	2.3	36.51
UnitedHealth Group	United States	1.8	–0.53
Facebook	United States	1.7	43.40
British American Tobacco	United Kingdom	1.5	13.47
AbbVie	United States	1.5	–6.94
Taiwan Semiconductor Manufacturing	Taiwan	1.5	36.75
Alphabet†	United States	1.4	17.52
Airbus	France	1.4	36.50
Netflix	United States	1.4	9.97

*	Returns shown are on a share price basis.
†	12-month return for Alphabet represents Class A shares only.

software maker Microsoft also notched double-digit gains. Outside the fund’s largest investments, shares of Dutch semiconductor equipment maker ASML soared on the increasing use of its cutting-edge EUV lithography to make advanced microchips.

The fund also benefited from favorable stock selection in the consumer discretionary sector. French luxury goods retailer LVMH Moët Hennessy-Louis Vuitton advanced, aided by strong demand from consumers in Asia. British online grocery retailer Ocado Group surged 61.68% as the company’s technology and logistics gains traction in markets around the world. During the period Ocado agreed to develop the e-commerce business of Aeon, Japan’s largest grocer.

Favorable stock selection among financials also helped support the fund’s results. Life insurers AIA Group and Zurich Insurance both recorded double-digit gains. A lighter concentration in the sector also supported the fund’s results in relative terms. The fund has relatively few investments in the industry compared to its benchmark, largely because of light exposure to traditional banks.

Among the fund’s largest detractors, some holdings in the health-care sector declined on investor worries about proposals to expand Medicare in the U.S. and to regulate drug prices. UnitedHealth Group, the fund’s third-largest position, and No. 6 holding AbbVie both lost ground. Oil exploration company EOG Resources tumbled amid falling oil prices and global growth concerns. Shares of Brazilian iron ore giant Vale slumped following a deadly dam collapse at one of its mines in January. Vale stopped mining at several locations in the wake of the tragic event, and suspended its dividend and share buybacks.

4	Capital World Growth and Income Fund

Looking forward

A great deal of uncertainty hovers over the outcome of U.S.-China trade negotiations and the pace of global growth. The upcoming U.S. presidential election in 2020 contributes further to an uncertain investment environment.

But we see reasons for optimism. The decisive victory of U.K. Prime Minister Boris Johnson’s Conservative Party will likely enable the U.K. to move forward with plans to leave the European Union on January 31, providing clarity and a potential tailwind to the U.K. economy. The European economy has slowed over the last year, but domestic demand remains resilient across Europe and there are signs that Germany’s industrial sector may be stabilizing. In Asia, China’s economic growth has slowed to rates not seen since the early 1990s, raising the risk of high debt levels accumulated over the past decade.

Nevertheless, we remain constructive on the global economy and expect continued, albeit muted, growth in 2020. That said, equities across a number of market sectors and regions appear fully valued. Given the strength of global stock markets over the last year, we expect returns to be more muted in the near term. As always, we continue to scour global markets in search of well-managed companies with what we believe are attractive valuations. We reaffirm our conviction that established companies that pay meaningful dividends can hold up better during periods of market weakness while providing investors with a steady stream of income.

We thank you for your commitment to Capital World Growth and Income Fund.

Cordially,

Michael Cohen
Co-President

Sung Lee

Co-President

January 10, 2020

For current information about the fund, visit capitalgroup.com.

Capital World Growth and Income Fund	5

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended November 30, 2019)*

	1 year	5 years	10 years
Class A shares	7.82%	5.19%	7.57%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$140,000
120,000
100,000
80,000
60,000
40,000
20,000
10,000
9,000

Year ended November 30	1993[5]	1994	1995	1996	1997	1998	1999	2000	2001	2002
TOTAL VALUE										
Dividends reinvested	$144	295	421	506	488	478	440	577	578	569
Value at year-end	$10,782	11,592	13,841	17,118	19,917	23,007	27,396	29,142	28,613	27,405
Total return	7.8%	7.5	19.4	23.7	16.4	15.5	19.1	6.4	(1.8)	(4.2)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends and reinvested capital gain distributions.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
[4]	Results calculated with capital gains reinvested.
[5]	For the period March 26 (commencement of operations) through November 30, 1993.

6	Capital World Growth and Income Fund

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. As the chart shows, over its lifetime, Capital World Growth and Income Fund has done demonstrably better than its relevant benchmark.

Capital World Growth and Income Fund	7

Summary investment portfolio November 30, 2019

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	45.61%
Eurozone*	13.12
United Kingdom	7.99
China	4.24
Japan	4.17
Switzerland	3.96
South Korea	2.90
Canada	2.27
Brazil	1.99
Other countries	7.93
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	5.82

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 92.78%	Shares	Value (000)
Information technology 15.65%
Broadcom Inc.	8,722,880	$2,758,262
Microsoft Corp.	14,844,917	2,247,224
Taiwan Semiconductor Manufacturing Co., Ltd.	147,681,000	1,476,302
Samsung Electronics Co., Ltd.	29,317,000	1,248,482
Mastercard Inc., Class A	3,303,497	965,381
ASML Holding NV	3,546,805	965,156
Intel Corp.	13,753,607	798,397
Micron Technology, Inc.[1]	15,301,044	726,953
SK hynix, Inc.	9,050,000	619,858
Other securities		3,800,049
		15,606,064

Health care 13.14%
UnitedHealth Group Inc.	6,266,160	1,753,710
AbbVie Inc.	16,926,055	1,484,923
Novartis AG	14,983,393	1,379,371
Abbott Laboratories	14,181,984	1,211,851
Amgen Inc.	5,131,962	1,204,574
Thermo Fisher Scientific Inc.	2,782,516	873,571
Gilead Sciences, Inc.	10,555,955	709,782
Stryker Corp.	2,823,009	578,322
Other securities		3,904,149
		13,100,253

Financials 12.80%
CME Group Inc., Class A	5,849,662	1,185,902
AIA Group Ltd.	112,984,296	1,131,568
Zurich Insurance Group AG	2,359,966	925,815
Kotak Mahindra Bank Ltd.	36,412,279	819,838
Prudential PLC	39,017,010	694,618
HDFC Bank Ltd.	31,461,052	559,139
HDFC Bank Ltd. (ADR)	557,903	34,451
JPMorgan Chase & Co.	4,339,745	571,805
Sberbank of Russia PJSC (ADR)	38,165,959	558,368
Other securities		6,285,621
		12,767,125

Consumer discretionary 10.40%
LVMH Moët Hennessy-Louis Vuitton SE	2,296,200	1,030,356
Home Depot, Inc.	4,476,719	987,161
Amazon.com, Inc.[1]	547,505	985,947
Alibaba Group Holding Ltd. (ADR)[1]	3,056,226	611,245

8	Capital World Growth and Income Fund

	Shares	Value (000)
Alibaba Group Holding Ltd.[1]	6,544,000	$165,856
Ocado Group PLC[1,2]	41,909,205	718,193
Other securities		5,876,054
		10,374,812

Industrials 8.58%
Airbus SE, non-registered shares	9,514,615	1,398,332
Lockheed Martin Corp.	1,907,668	745,955
CSX Corp.	9,502,744	679,826
Boeing Co.	1,647,233	603,184
Other securities		5,129,291
		8,556,588

Communication services 8.12%
Facebook, Inc., Class A1	8,227,568	1,659,007
Alphabet Inc., Class C1	555,120	724,410
Alphabet Inc., Class A1	526,595	686,727
Netflix, Inc.[1]	4,412,772	1,388,523
Other securities		3,638,525
		8,097,192

Consumer staples 6.68%
British American Tobacco PLC	31,430,961	1,243,928
British American Tobacco PLC (ADR)	6,169,909	244,390
Nestlé SA	12,005,624	1,247,624
Philip Morris International Inc.	9,321,878	773,063
Altria Group, Inc.	11,441,759	568,655
Other securities		2,583,218
		6,660,878

Energy 6.05%
Royal Dutch Shell PLC, Class B	26,268,430	743,867
Royal Dutch Shell PLC, Class A (GBP denominated)	15,749,013	450,358
Royal Dutch Shell PLC, Class B (ADR)	344,740	19,861
Royal Dutch Shell PLC, Class A (ADR)	45,681	2,626
Royal Dutch Shell PLC, Class A (EUR denominated)	15,499	444
Canadian Natural Resources, Ltd. (CAD denominated)	27,801,556	776,719
Canadian Natural Resources, Ltd.	1,466,745	41,025
Gazprom PJSC (ADR)	71,152,620	565,236
Other securities		3,427,154
		6,027,290

Utilities 4.16%
E.ON SE	69,944,830	731,899
Enel SpA	93,063,000	702,928
Other securities		2,710,010
		4,144,837

Materials 3.77%
Vale SA, ordinary nominative	39,793,909	469,246
Vale SA, ordinary nominative (ADR)	24,155,109	284,064
Rio Tinto PLC	10,710,137	581,990
Other securities		2,426,318
		3,761,618

Real estate 3.43%
American Tower Corp. REIT	2,751,021	588,801
Other securities		2,833,771
		3,422,572

Total common stocks (cost: $68,025,369,000)		92,519,229

Preferred securities 0.83%
Other 0.83%
Other securities		826,393

Total preferred securities (cost: $706,504,000)		826,393

Capital World Growth and Income Fund	9

Convertible stocks 0.57%	Shares	Value (000)
Information technology 0.26%
Broadcom Inc., Series A, 8.00% cumulative convertible preferred 2022	221,262	$256,000

Other 0.31%
Other securities		311,362

Total convertible stocks (cost: $519,099,000)		567,362

Bonds, notes & other debt instruments 0.46%	Principal amount (000)
Other 0.46%
Other securities		457,541

Total bonds, notes & other debt instruments (cost: $429,379,000)		457,541

Short-term securities 5.05%	Shares
Money market investments 4.23%
Capital Group Central Cash Fund 1.78%[3]	42,231,795	4,223,179

Other short-term securities 0.82%
Other securities		814,077

Total short-term securities (cost: $5,125,617,000)		5,037,256
Total investment securities 99.69% (cost: $74,805,968,000)		99,407,781
Other assets less liabilities 0.31%		309,546

Net assets 100.00%		$99,717,327

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities that were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities that were valued under fair value procedures was $372,797,000, which represented .37% of the net assets of the fund. “Other securities” also includes securities (with an aggregate value of $786,192,000, which represented .79% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

10	Capital World Growth and Income Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended November 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Dividend income (000)	Value of affiliates at 11/30/2019 (000)
Common stocks 0.91%
Communication services 0.19%
ProSiebenSat.1 Media SE	7,554,000	4,840,644	2,156	12,392,488	$4	$(31,615)	$10,147	$185,815
LG Uplus Corp.[4]	14,130,300	8,289,675	1,536,668	20,883,307	(5,054)	(90,303)	6,579	—
								185,815
Consumer discretionary 0.72%
Ocado Group PLC[1]	41,916,497	—	7,292	41,909,205	86	273,932	—	718,193
Total 0.91%					$(4,964)	$152,014	$16,726	$904,008

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Rate represents the seven-day yield at 11/30/2019.
[4]	Unaffiliated issuer at 11/30/2019.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

See notes to financial statements.

Capital World Growth and Income Fund	11

Financial statements

Statement of assets and liabilities
at November 30, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $74,249,904)	$98,503,773
Affiliated issuers (cost: $556,064)	904,008	$99,407,781
Cash		16,535
Cash denominated in currencies other than U.S. dollars (cost: $17,163)		17,421
Receivables for:
Sales of investments	164,177
Sales of fund’s shares	48,583
Dividends and interest	219,864
Other	1,029	433,653
		99,875,390

Liabilities:
Payables for:
Purchases of investments	29,643
Repurchases of fund’s shares	38,801
Investment advisory services	30,262
Services provided by related parties	25,925
Trustees’ deferred compensation	1,756
Non-U.S. taxes	30,231
Other	1,445	158,063
Net assets at November 30, 2019		$99,717,327

Net assets consist of:
Capital paid in on shares of beneficial interest		$74,214,553
Total distributable earnings		25,502,774
Net assets at November 30, 2019		$99,717,327

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,957,437 total shares outstanding)

		Shares		Net asset
	Net assets	outstanding		value per share
Class A	$52,805,494	1,035,789		$50.98
Class C	1,719,219	34,145		50.35
Class T	11	—	*	50.98
Class F-1	3,444,052	67,722		50.86
Class F-2	9,901,916	194,385		50.94
Class F-3	4,138,849	81,168		50.99
Class 529-A	3,494,156	68,795		50.79
Class 529-C	413,044	8,169		50.56
Class 529-E	119,368	2,354		50.70
Class 529-T	13	—	*	50.98
Class 529-F-1	188,245	3,703		50.84
Class R-1	177,066	3,513		50.41
Class R-2	721,619	14,361		50.25
Class R-2E	67,094	1,322		50.75
Class R-3	1,567,575	30,986		50.59
Class R-4	1,520,116	29,897		50.84
Class R-5E	81,657	1,604		50.91
Class R-5	745,237	14,608		51.02
Class R-6	18,612,596	364,916		51.01

*	Amount less than one thousand.

See notes to financial statements.

12	Capital World Growth and Income Fund

Statement of operations
for the year ended November 30, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $139,127; also includes $16,726 from affiliates)	$2,476,225
Interest (net of non-U.S. taxes of $302)	170,296	$2,646,521
Fees and expenses*:
Investment advisory services	351,960
Distribution services	184,101
Transfer agent services	84,787
Administrative services	27,443
Reports to shareholders	2,982
Registration statement and prospectus	3,323
Trustees’ compensation	624
Auditing and legal	244
Custodian	10,897
Other	2,984	669,345
Net investment income		1,977,176

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $63):
Unaffiliated issuers	983,927
Affiliated issuers	(4,964)
Forward currency contracts	13,174
Currency transactions	(137,683)	854,454
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $25,932):
Unaffiliated issuers	9,844,143
Affiliated issuers	152,014
Forward currency contracts	(4,078)
Currency translations	2,732	9,994,811
Net realized gain and unrealized appreciation		10,849,265

Net increase in net assets resulting from operations		$12,826,441

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

Capital World Growth and Income Fund	13

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30,
	2019	2018
Operations:
Net investment income	$1,977,176	$2,170,583
Net realized gain	854,454	4,130,139
Net unrealized appreciation (depreciation)	9,994,811	(9,775,573)
Net increase (decrease) in net assets resulting from operations	12,826,441	(3,474,851)

Distributions paid to shareholders	(6,170,566)	(6,411,671)

Net capital share transactions	1,032,259	4,504,986

Total increase (decrease) in net assets	7,688,134	(5,381,536)

Net assets:
Beginning of year	92,029,193	97,410,729
End of year	$99,717,327	$92,029,193

See notes to financial statements.

14	Capital World Growth and Income Fund

Notes to financial statements

1. Organization

Capital World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Capital World Growth and Income Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

16	Capital World Growth and Income Fund

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$15,606,064	$—	$—	$15,606,064
Health care	13,100,253	—	—	13,100,253
Financials	12,767,125	—	—	12,767,125
Consumer discretionary	10,374,812	—	—	10,374,812
Industrials	8,556,588	—	—	8,556,588
Communication services	8,055,850	41,342	—	8,097,192
Consumer staples	6,451,463	209,415	—	6,660,878
Energy	6,027,290	—	—	6,027,290
Utilities	4,022,797	122,040	—	4,144,837
Materials	3,761,618	—	—	3,761,618
Real estate	3,422,572	—	—	3,422,572
Preferred securities	826,393	—	—	826,393
Convertible stocks	567,362	—	—	567,362
Bonds, notes & other debt instruments	—	457,541	—	457,541
Short-term securities	4,223,179	814,077	—	5,037,256
Total	$97,763,366	$1,644,415	$—	$99,407,781

Capital World Growth and Income Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

18	Capital World Growth and Income Fund

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of November 30, 2019, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $179,117,000.

The following table identifies the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts as of, or for the year ended, November 30, 2019 (dollars in thousands):

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$13,174	Net unrealized depreciation on forward currency contracts	$(4,078)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2019, the fund reclassified $24,871,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Capital World Growth and Income Fund	19

As of November 30, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$368,928
Undistributed long-term capital gains	775,528
Post-October capital loss deferral*	(56,644)
Gross unrealized appreciation on investments	27,650,096
Gross unrealized depreciation on investments	(3,208,974)
Net unrealized appreciation on investments	24,441,122
Cost of investments	74,966,659

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2019						Year ended November 30, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$1,108,419		$2,218,977		$3,327,396		$1,008,228		$2,675,586	$3,683,814
Class C	26,538		87,739		114,277		23,826		125,516	149,342
Class T	—	*	—	*	—	*	—	*	1	1
Class F-1	71,072		146,367		217,439		66,241		181,528	247,769
Class F-2	216,073		381,750		597,823		160,767		340,486	501,253
Class F-3	88,033		134,752		222,785		61,516		121,092	182,608
Class 529-A	71,138		145,724		216,862		62,696		169,951	232,647
Class 529-C	5,963		20,317		26,280		4,691		27,414	32,105
Class 529-E	2,286		5,437		7,723		2,057		6,539	8,596
Class 529-T	—	*	1		1		—	*	1	1
Class 529-F-1	4,156		7,551		11,707		3,092		7,127	10,219
Class R-1	2,645		8,470		11,115		2,276		11,125	13,401
Class R-2	10,567		33,604		44,171		9,034		44,360	53,394
Class R-2E	1,044		2,570		3,614		765		2,530	3,295
Class R-3	30,429		74,698		105,127		29,243		99,799	129,042
Class R-4	33,970		71,642		105,612		33,351		94,670	128,021
Class R-5E	1,276		1,777		3,053		497		679	1,176
Class R-5	22,559		49,358		71,917		26,310		61,406	87,716
Class R-6	411,170		672,494		1,083,664		309,376		637,895	947,271
Total	$2,107,338		$4,063,228		$6,170,566		$1,803,966		$4,607,705	$6,411,671

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2019, the investment advisory services fee was $351,960,000, which was equivalent to an annualized rate of 0.373% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may

20	Capital World Growth and Income Fund

be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529“) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Capital World Growth and Income Fund	21

For the year ended November 30, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$125,632	$56,531		$9,395		Not applicable
Class C	18,037	2,072		769		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	8,275	4,666		1,383		Not applicable
Class F-2	Not applicable	9,816		3,747		Not applicable
Class F-3	Not applicable	166		1,470		Not applicable
Class 529-A	7,826	3,303		1,395		$2,206
Class 529-C	4,200	430		180		282
Class 529-E	585	64		50		78
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	174		73		117
Class R-1	1,827	192		76		Not applicable
Class R-2	5,436	2,591		303		Not applicable
Class R-2E	370	127		25		Not applicable
Class R-3	8,034	2,469		672		Not applicable
Class R-4	3,879	1,590		648		Not applicable
Class R-5E	Not applicable	85		24		Not applicable
Class R-5	Not applicable	452		381		Not applicable
Class R-6	Not applicable	59		6,852		Not applicable
Total class-specific expenses	$184,101	$84,787		$27,443		$2,683

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $624,000 in the fund’s statement of operations reflects $450,000 in current fees (either paid in cash or deferred) and a net increase of $174,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $868,876,000 and $2,889,394,000, respectively, which generated $7,000,000 of net realized losses from sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2019.

22	Capital World Growth and Income Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2019

Class A	$1,959,882	41,552	$3,271,545	74,309		$(6,327,706)	(134,110)	$(1,096,279)	(18,249)
Class C	143,398	3,077	113,302	2,623		(639,291)	(13,641)	(382,591)	(7,941)
Class T	—	—	—	—		—	—	—	—
Class F-1	373,959	7,917	211,823	4,825		(667,232)	(14,118)	(81,450)	(1,376)
Class F-2	2,345,154	49,604	571,959	12,974		(2,295,797)	(48,998)	621,316	13,580
Class F-3	1,292,920	27,446	214,710	4,851		(704,602)	(14,935)	803,028	17,362
Class 529-A	280,443	5,931	216,793	4,943		(528,746)	(11,182)	(31,510)	(308)
Class 529-C	36,521	778	26,269	606		(139,878)	(2,967)	(77,088)	(1,583)
Class 529-E	9,437	200	7,709	176		(28,439)	(603)	(11,293)	(227)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	28,969	613	11,702	266		(35,912)	(758)	4,759	121
Class R-1	9,498	203	11,104	257		(46,256)	(982)	(25,654)	(522)
Class R-2	97,017	2,078	44,136	1,023		(221,560)	(4,754)	(80,407)	(1,653)
Class R-2E	18,232	388	3,614	83		(16,901)	(362)	4,945	109
Class R-3	201,901	4,305	104,969	2,410		(536,262)	(11,419)	(229,392)	(4,704)
Class R-4	185,935	3,934	105,559	2,407		(511,176)	(10,836)	(219,682)	(4,495)
Class R-5E	51,005	1,079	3,052	69		(15,466)	(325)	38,591	823
Class R-5	82,315	1,743	71,846	1,638		(589,988)	(12,298)	(435,827)	(8,917)
Class R-6	2,627,259	55,515	1,083,561	24,506		(1,480,028)	(31,541)	2,230,792	48,480
Total net increase (decrease)	$9,743,845	206,363	$6,073,654	137,966		$(14,785,240)	(313,829)	$1,032,259	30,500

Year ended November 30, 2018

Class A	$2,531,228	49,244	$3,618,195	70,923		$(7,009,327)	(137,189)	$(859,904)	(17,022)
Class C	236,932	4,653	147,832	2,932		(841,836)	(16,539)	(457,072)	(8,954)
Class T	—	—	—	—		—	—	—	—
Class F-1	647,941	12,582	241,465	4,743		(1,045,994)	(20,439)	(156,588)	(3,114)
Class F-2	3,412,608	66,962	480,899	9,433		(1,505,227)	(29,550)	2,388,280	46,845
Class F-3	1,156,846	22,520	175,368	3,437		(508,390)	(9,964)	823,824	15,993
Class 529-A	499,747	9,652	232,574	4,574		(497,151)	(9,752)	235,170	4,474
Class 529-C	53,080	1,041	32,098	634		(328,997)	(6,345)	(243,819)	(4,670)
Class 529-E	12,156	238	8,595	170		(22,641)	(444)	(1,890)	(36)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	55,669	1,111	10,206	200		(28,347)	(554)	37,528	757
Class R-1	14,372	282	13,386	265		(48,645)	(963)	(20,887)	(416)
Class R-2	145,061	2,857	53,352	1,059		(289,325)	(5,712)	(90,912)	(1,796)
Class R-2E	20,121	394	3,295	65		(12,658)	(248)	10,758	211
Class R-3	319,214	6,254	128,901	2,545		(674,796)	(13,257)	(226,681)	(4,458)
Class R-4	312,340	6,084	127,953	2,515		(616,368)	(12,076)	(176,075)	(3,477)
Class R-5E	30,890	612	1,176	23		(6,416)	(126)	25,650	509
Class R-5	182,504	3,552	87,609	1,717		(325,484)	(6,342)	(55,371)	(1,073)
Class R-6	3,336,663	65,390	947,010	18,557		(1,010,699)	(19,777)	3,272,974	64,170
Total net increase (decrease)	$12,967,372	253,428	$6,309,915	123,792		$(14,772,301)	(289,277)	$4,504,986	87,943

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $20,089,029,000 and $20,813,104,000, respectively, during the year ended November 30, 2019.

Capital World Growth and Income Fund	23

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class A:
11/30/2019	$47.80	$.97	$5.38	$6.35	$(1.05)	$(2.12)	$(3.17)	$50.98	14.42%	$52,805		.77%		2.03%
11/30/2018	53.02	1.11	(2.89)	(1.78)	(.93)	(2.51)	(3.44)	47.80	(3.69)	50,382		.75		2.17
11/30/2017	44.61	.93	9.79	10.72	(1.07)	(1.24)	(2.31)	53.02	24.96	56,786		.77		1.93
11/30/2016	45.34	.96	.06	1.02	(1.04)	(.71)	(1.75)	44.61	2.42	50,454		.79		2.20
11/30/2015	47.87	.90	(2.38)	(1.48)	(1.05)	—	(1.05)	45.34	(3.12)	53,886		.77		1.93
Class C:
11/30/2019	47.23	.60	5.31	5.91	(.67)	(2.12)	(2.79)	50.35	13.54	1,719		1.53		1.28
11/30/2018	52.41	.70	(2.86)	(2.16)	(.51)	(2.51)	(3.02)	47.23	(4.45)	1,988		1.54		1.38
11/30/2017	44.12	.55	9.66	10.21	(.68)	(1.24)	(1.92)	52.41	23.95	2,675		1.56		1.14
11/30/2016	44.85	.61	.05	.66	(.68)	(.71)	(1.39)	44.12	1.60	2,938		1.59		1.41
11/30/2015	47.34	.52	(2.34)	(1.82)	(.67)	—	(.67)	44.85	(3.87)	3,757		1.57		1.13
Class T:
11/30/2019	47.80	1.07	5.38	6.45	(1.15)	(2.12)	(3.27)	50.98	14.65 [4]	—	[5]	.54	[4]	2.25	[4]
11/30/2018	53.03	1.22	(2.90)	(1.68)	(1.04)	(2.51)	(3.55)	47.80	(3.48)[4]	—	[5]	.53	[4]	2.38	[4]
11/30/2017[6,7]	46.73	.68	6.22	6.90	(.60)	—	(.60)	53.03	14.86 [4,8]	—	[5]	.56	[4,9]	2.09	[4,9]
Class F-1:
11/30/2019	47.69	.94	5.37	6.31	(1.02)	(2.12)	(3.14)	50.86	14.36	3,444		.82		1.98
11/30/2018	52.90	1.08	(2.88)	(1.80)	(.90)	(2.51)	(3.41)	47.69	(3.74)	3,295		.81		2.12
11/30/2017	44.53	.90	9.76	10.66	(1.05)	(1.24)	(2.29)	52.90	24.86	3,820		.83		1.87
11/30/2016	45.25	.93	.08	1.01	(1.02)	(.71)	(1.73)	44.53	2.39	3,286		.83		2.14
11/30/2015	47.78	.89	(2.39)	(1.50)	(1.03)	—	(1.03)	45.25	(3.17)	3,791		.81		1.90
Class F-2:
11/30/2019	47.76	1.07	5.38	6.45	(1.15)	(2.12)	(3.27)	50.94	14.69	9,902		.54		2.25
11/30/2018	52.98	1.21	(2.88)	(1.67)	(1.04)	(2.51)	(3.55)	47.76	(3.49)	8,636		.54		2.38
11/30/2017	44.59	1.05	9.76	10.81	(1.18)	(1.24)	(2.42)	52.98	25.21	7,098		.55		2.17
11/30/2016	45.33	1.07	.05	1.12	(1.15)	(.71)	(1.86)	44.59	2.66	5,646		.55		2.45
11/30/2015	47.85	1.01	(2.37)	(1.36)	(1.16)	—	(1.16)	45.33	(2.90)	4,244		.54		2.16
Class F-3:
11/30/2019	47.81	1.12	5.38	6.50	(1.20)	(2.12)	(3.32)	50.99	14.79	4,139		.44		2.35
11/30/2018	53.03	1.27	(2.89)	(1.62)	(1.09)	(2.51)	(3.60)	47.81	(3.39)	3,050		.44		2.48
11/30/2017[6,10]	45.54	.82	7.54	8.36	(.87)	—	(.87)	53.03	18.53 [8]	2,536		.45	[9]	1.93	[9]
Class 529-A:
11/30/2019	47.63	.94	5.35	6.29	(1.01)	(2.12)	(3.13)	50.79	14.34	3,494		.83		1.98
11/30/2018	52.84	1.07	(2.88)	(1.81)	(.89)	(2.51)	(3.40)	47.63	(3.77)	3,291		.83		2.10
11/30/2017	44.48	.90	9.74	10.64	(1.04)	(1.24)	(2.28)	52.84	24.87	3,415		.84		1.86
11/30/2016	45.21	.92	.06	.98	(1.00)	(.71)	(1.71)	44.48	2.34	2,859		.87		2.12
11/30/2015	47.73	.86	(2.37)	(1.51)	(1.01)	—	(1.01)	45.21	(3.19)	2,936		.86		1.84

24	Capital World Growth and Income Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class 529-C:
11/30/2019	$47.41	$.58	$5.34	$5.92	$(.65)	$(2.12)	$(2.77)	$50.56	13.50%	$413		1.58%		1.24%
11/30/2018	52.56	.67	(2.86)	(2.19)	(.45)	(2.51)	(2.96)	47.41	(4.49)	462		1.59		1.32
11/30/2017	44.25	.52	9.70	10.22	(.67)	(1.24)	(1.91)	52.56	23.90	758		1.61		1.09
11/30/2016	44.98	.58	.06	.64	(.66)	(.71)	(1.37)	44.25	1.55	659		1.64		1.35
11/30/2015	47.49	.49	(2.35)	(1.86)	(.65)	—	(.65)	44.98	(3.95)	701		1.64		1.07
Class 529-E:
11/30/2019	47.55	.84	5.34	6.18	(.91)	(2.12)	(3.03)	50.70	14.09	119		1.04		1.76
11/30/2018	52.76	.96	(2.89)	(1.93)	(.77)	(2.51)	(3.28)	47.55	(3.98)	123		1.05		1.88
11/30/2017	44.41	.79	9.73	10.52	(.93)	(1.24)	(2.17)	52.76	24.58	138		1.06		1.63
11/30/2016	45.14	.82	.07	.89	(.91)	(.71)	(1.62)	44.41	2.11	117		1.09		1.90
11/30/2015	47.65	.75	(2.36)	(1.61)	(.90)	—	(.90)	45.14	(3.41)	122		1.09		1.61
Class 529-T:
11/30/2019	47.80	1.05	5.38	6.43	(1.13)	(2.12)	(3.25)	50.98	14.62 [4]	—	[5]	.59	[4]	2.20	[4]
11/30/2018	53.02	1.19	(2.89)	(1.70)	(1.01)	(2.51)	(3.52)	47.80	(3.54)[4]	—	[5]	.59	[4]	2.32	[4]
11/30/2017[6,7]	46.73	.66	6.22	6.88	(.59)	—	(.59)	53.02	14.81 [4,8]	—	[5]	.61	[4,9]	2.03	[4,9]
Class 529-F-1:
11/30/2019	47.68	1.05	5.35	6.40	(1.12)	(2.12)	(3.24)	50.84	14.60	188		.60		2.21
11/30/2018	52.90	1.18	(2.88)	(1.70)	(1.01)	(2.51)	(3.52)	47.68	(3.55)	171		.60		2.32
11/30/2017	44.52	1.01	9.75	10.76	(1.14)	(1.24)	(2.38)	52.90	25.14	149		.62		2.08
11/30/2016	45.25	1.02	.06	1.08	(1.10)	(.71)	(1.81)	44.52	2.56	115		.64		2.34
11/30/2015	47.78	.96	(2.37)	(1.41)	(1.12)	—	(1.12)	45.25	(2.99)	113		.64		2.07
Class R-1:
11/30/2019	47.28	.60	5.33	5.93	(.68)	(2.12)	(2.80)	50.41	13.56	177		1.54		1.28
11/30/2018	52.48	.70	(2.87)	(2.17)	(.52)	(2.51)	(3.03)	47.28	(4.46)	191		1.54		1.39
11/30/2017	44.18	.55	9.69	10.24	(.70)	(1.24)	(1.94)	52.48	23.99	234		1.54		1.16
11/30/2016	44.91	.62	.07	.69	(.71)	(.71)	(1.42)	44.18	1.65	223		1.55		1.44
11/30/2015	47.42	.54	(2.36)	(1.82)	(.69)	—	(.69)	44.91	(3.87)	257		1.54		1.16
Class R-2:
11/30/2019	47.15	.60	5.30	5.90	(.68)	(2.12)	(2.80)	50.25	13.53	722		1.54		1.27
11/30/2018	52.34	.70	(2.86)	(2.16)	(.52)	(2.51)	(3.03)	47.15	(4.45)	755		1.54		1.38
11/30/2017	44.07	.55	9.66	10.21	(.70)	(1.24)	(1.94)	52.34	23.98	932		1.54		1.16
11/30/2016	44.81	.62	.06	.68	(.71)	(.71)	(1.42)	44.07	1.63	920		1.54		1.44
11/30/2015	47.31	.56	(2.35)	(1.79)	(.71)	—	(.71)	44.81	(3.82)	1,061		1.50		1.20
Class R-2E:
11/30/2019	47.59	.74	5.36	6.10	(.82)	(2.12)	(2.94)	50.75	13.88	67		1.24		1.56
11/30/2018	52.80	.86	(2.88)	(2.02)	(.68)	(2.51)	(3.19)	47.59	(4.15)	58		1.24		1.68
11/30/2017	44.47	.69	9.75	10.44	(.87)	(1.24)	(2.11)	52.80	24.34	53		1.24		1.42
11/30/2016	45.25	.73	.10	.83	(.90)	(.71)	(1.61)	44.47	1.98	16		1.23		1.68
11/30/2015	47.84	.72	(2.39)	(1.67)	(.92)	—	(.92)	45.25	(3.54)	1		1.19		1.54

See end of table for footnotes.

Capital World Growth and Income Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class R-3:
11/30/2019	$47.45	$.82	$5.33	$6.15	$(.89)	$(2.12)	$(3.01)	$50.59	14.05%	$1,568		1.09%		1.73%
11/30/2018	52.65	.93	(2.87)	(1.94)	(.75)	(2.51)	(3.26)	47.45	(4.02)	1,693		1.09		1.83
11/30/2017	44.32	.77	9.72	10.49	(.92)	(1.24)	(2.16)	52.65	24.54	2,114		1.09		1.60
11/30/2016	45.05	.82	.06	.88	(.90)	(.71)	(1.61)	44.32	2.10	1,909		1.10		1.88
11/30/2015	47.57	.75	(2.37)	(1.62)	(.90)	—	(.90)	45.05	(3.43)	2,246		1.09		1.61
Class R-4:
11/30/2019	47.67	.96	5.36	6.32	(1.03)	(2.12)	(3.15)	50.84	14.37	1,520		.79		2.02
11/30/2018	52.89	1.09	(2.89)	(1.80)	(.91)	(2.51)	(3.42)	47.67	(3.72)	1,640		.79		2.13
11/30/2017	44.51	.92	9.76	10.68	(1.06)	(1.24)	(2.30)	52.89	24.93	2,003		.79		1.90
11/30/2016	45.24	.95	.06	1.01	(1.03)	(.71)	(1.74)	44.51	2.40	1,748		.80		2.18
11/30/2015	47.76	.89	(2.37)	(1.48)	(1.04)	—	(1.04)	45.24	(3.13)	2,003		.79		1.91
Class R-5E:
11/30/2019	47.74	1.04	5.39	6.43	(1.14)	(2.12)	(3.26)	50.91	14.64	82		.58		2.19
11/30/2018	52.96	1.20	(2.89)	(1.69)	(1.02)	(2.51)	(3.53)	47.74	(3.53)	37		.58		2.37
11/30/2017	44.59	1.01	9.78	10.79	(1.18)	(1.24)	(2.42)	52.96	25.17	14		.58		2.09
11/30/2016	45.34	1.01	.06	1.07	(1.11)	(.71)	(1.82)	44.59	2.54	9		.66		2.31
11/30/2015[6,11]	45.70	.02	(.38)	(.36)	—	—	—	45.34	(.79)[8]	—	[5]	.02	[8]	.04	[8]
Class R-5:
11/30/2019	47.83	1.11	5.37	6.48	(1.17)	(2.12)	(3.29)	51.02	14.74	745		.49		2.34
11/30/2018	53.05	1.25	(2.89)	(1.64)	(1.07)	(2.51)	(3.58)	47.83	(3.44)	1,125		.49		2.44
11/30/2017	44.64	1.07	9.78	10.85	(1.20)	(1.24)	(2.44)	53.05	25.29	1,305		.49		2.21
11/30/2016	45.37	1.10	.04	1.14	(1.16)	(.71)	(1.87)	44.64	2.71	1,117		.50		2.51
11/30/2015	47.90	1.03	(2.38)	(1.35)	(1.18)	—	(1.18)	45.37	(2.84)	1,393		.49		2.21
Class R-6:
11/30/2019	47.82	1.12	5.39	6.51	(1.20)	(2.12)	(3.32)	51.01	14.82	18,613		.43		2.36
11/30/2018	53.04	1.27	(2.89)	(1.62)	(1.09)	(2.51)	(3.60)	47.82	(3.39)	15,132		.44		2.48
11/30/2017	44.64	1.08	9.79	10.87	(1.23)	(1.24)	(2.47)	53.04	25.33	13,381		.45		2.23
11/30/2016	45.37	1.10	.07	1.17	(1.19)	(.71)	(1.90)	44.64	2.77	8,951		.45		2.52
11/30/2015	47.89	1.05	(2.37)	(1.32)	(1.20)	—	(1.20)	45.37	(2.78)	7,390		.45		2.26

	Year ended November 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[12]	23%	49%	35%	35%	35%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-5E shares began investment operations on November 20, 2015.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

26	Capital World Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Capital World Growth and Income Fund (the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 10, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Capital World Growth and Income Fund	27

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2019, through November 30, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	Capital World Growth and Income Fund

	Beginning account value 6/1/2019	Ending account value 11/30/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,112.23	$4.13	.78%
Class A – assumed 5% return	1,000.00	1,021.16	3.95	.78
Class C – actual return	1,000.00	1,108.05	7.98	1.51
Class C – assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class T – actual return	1,000.00	1,113.51	2.81	.53
Class T – assumed 5% return	1,000.00	1,022.41	2.69	.53
Class F-1 – actual return	1,000.00	1,112.21	4.29	.81
Class F-1 – assumed 5% return	1,000.00	1,021.01	4.10	.81
Class F-2 – actual return	1,000.00	1,113.65	2.86	.54
Class F-2 – assumed 5% return	1,000.00	1,022.36	2.74	.54
Class F-3 – actual return	1,000.00	1,114.08	2.28	.43
Class F-3 – assumed 5% return	1,000.00	1,022.91	2.18	.43
Class 529-A – actual return	1,000.00	1,111.89	4.34	.82
Class 529-A – assumed 5% return	1,000.00	1,020.96	4.15	.82
Class 529-C – actual return	1,000.00	1,107.87	8.24	1.56
Class 529-C – assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class 529-E – actual return	1,000.00	1,110.63	5.45	1.03
Class 529-E – assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class 529-T – actual return	1,000.00	1,113.45	3.02	.57
Class 529-T – assumed 5% return	1,000.00	1,022.21	2.89	.57
Class 529-F-1 – actual return	1,000.00	1,113.29	3.13	.59
Class 529-F-1 – assumed 5% return	1,000.00	1,022.11	2.99	.59
Class R-1 – actual return	1,000.00	1,108.06	8.09	1.53
Class R-1 – assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class R-2 – actual return	1,000.00	1,108.06	8.14	1.54
Class R-2 – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2E – actual return	1,000.00	1,109.70	6.56	1.24
Class R-2E – assumed 5% return	1,000.00	1,018.85	6.28	1.24
Class R-3 – actual return	1,000.00	1,110.40	5.71	1.08
Class R-3 – assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class R-4 – actual return	1,000.00	1,112.23	4.13	.78
Class R-4 – assumed 5% return	1,000.00	1,021.16	3.95	.78
Class R-5E – actual return	1,000.00	1,113.45	3.07	.58
Class R-5E – assumed 5% return	1,000.00	1,022.16	2.94	.58
Class R-5 – actual return	1,000.00	1,113.87	2.54	.48
Class R-5 – assumed 5% return	1,000.00	1,022.66	2.43	.48
Class R-6 – actual return	1,000.00	1,114.26	2.28	.43
Class R-6 – assumed 5% return	1,000.00	1,022.91	2.18	.43

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital World Growth and Income Fund	29

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2019:

Long-term capital gains	$4,081,255,000
Foreign taxes	$0.07 per share
Foreign source income	$0.94 per share
Qualified dividend income	100%
Corporate dividends received deduction	$897,046,000
U.S. government income that may be exempt from state taxation	$24,156,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

30	Capital World Growth and Income Fund

Approval of Investment Advisory and Service Agreement

Capital World Growth and Income Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2020. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the Fund’s assets are managed, including liquidity management), compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital while providing current income. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2019. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the MSCI All Country World Index and the Lipper Global Funds Index. They reviewed the results for the one-year, three-year, five-year, 10-year and 20-year periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed for shorter term periods and favorable over longer-term periods compared to the results of these indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

Capital World Growth and Income Fund	31

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018 CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

32	Capital World Growth and Income Fund

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Capital World Growth and Income Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2016	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; SI–Bone, Inc.; Sutro Biopharma, Inc.; Tetraphase Pharmaceuticals, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Chairman/Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2010	Private investor	89	None
Merit E. Janow, 1958	2001	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	3	2U, Inc.
Christopher E. Stone, 1956	2009	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	6	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Sung Lee, 1966 Co-President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None
Winnie Kwan, 1972	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	Capital World Growth and Income Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Michael Cohen, 1961 Co-President	2008 – 2009, 2014	Partner — Capital World Investors, Capital Bank and Trust Company[7]; Partner — Capital World Investors, Capital Research Company; Chairman and Senior Vice President, Capital International Limited[7]; Director, Capital Research and Management Company
Donald H. Rolfe, 1972 Executive Vice President	2008	Senior Vice President and Senior Counsel, Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Alfonso Barroso, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[7]
Joyce E. Gordon, 1956 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Jin Lee, 1969 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
David M. Riley, 1967 Senior Vice President	2007	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[7]
Alex Sheynkman, 1963 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of L. Alfonso Barroso, Michael Cohen and Alexander G. Sheynkman, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Capital World Growth and Income Fund	35

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	Capital World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete November 30, 2019, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

WGI

Registrant:

a) Audit Fees:
Audit	2018	128,000
	2019	129,000

b) Audit-Related Fees:
	2018	None
	2019	None

c) Tax Fees:
	2018	None
	2019	9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	None
	2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
	2018	None
	2019	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2018	None
	2019	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2018	None
	2019	9,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $0 for fiscal year 2018 and $18,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Growth and Income Fund®

Investment portfolio

November 30, 2019

Common stocks 92.78% Information technology 15.65%	Shares	Value (000)
Broadcom Inc.	8,722,880	$2,758,262
Microsoft Corp.	14,844,917	2,247,224
Taiwan Semiconductor Manufacturing Co., Ltd.	147,681,000	1,476,302
Samsung Electronics Co., Ltd.	29,317,000	1,248,482
Mastercard Inc., Class A	3,303,497	965,381
ASML Holding NV	3,546,805	965,156
Intel Corp.	13,753,607	798,397
Micron Technology, Inc.1	15,301,044	726,953
SK hynix, Inc.	9,050,000	619,858
Tokyo Electron Ltd.	2,237,600	462,014
Apple Inc.	1,520,136	406,256
Accenture PLC, Class A	1,960,659	394,406
Applied Materials, Inc.	6,149,930	356,081
Visa Inc., Class A	1,836,680	338,886
Adobe Inc.1	690,380	213,693
Jack Henry & Associates, Inc.	1,309,772	199,007
Keyence Corp.	546,800	187,037
Amadeus IT Group SA, Class A, non-registered shares	2,309,698	183,974
Sabre Corp.	7,998,108	179,398
RingCentral, Inc., Class A1	652,886	112,603
EPAM Systems, Inc.1	519,410	110,037
ServiceNow, Inc.1	361,077	102,199
Capgemini SE	669,883	79,225
Ceridian HCM Holding Inc.1	969,831	58,539
Worldline SA, non-registered shares1	869,849	56,301
Telefonaktiebolaget LM Ericsson, Class B	6,228,916	56,123
Fidelity National Information Services, Inc.	381,093	52,648
Temenos AG	296,948	45,047
salesforce.com, inc.1	265,954	43,321
Automatic Data Processing, Inc.	249,957	42,688
Largan Precision Co., Ltd.	272,000	39,538
Western Union Co.	1,407,755	37,840
QUALCOMM Inc.	378,934	31,660
Slack Technologies, Inc., Class A1	286,045	6,528
Zendesk, Inc.1	63,289	5,000
		15,606,064
Health care 13.14%
UnitedHealth Group Inc.	6,266,160	1,753,710
AbbVie Inc.	16,926,055	1,484,923
Novartis AG	14,983,393	1,379,371
Abbott Laboratories	14,181,984	1,211,851
Amgen Inc.	5,131,962	1,204,574
Thermo Fisher Scientific Inc.	2,782,516	873,571
Gilead Sciences, Inc.	10,555,955	709,782
Stryker Corp.	2,823,009	578,322
AstraZeneca PLC	4,774,169	460,507

Capital World Growth and Income Fund — Page 1 of 10

Common stocks (continued) Health care (continued)	Shares	Value (000)
Pfizer Inc.	10,523,444	$405,363
Daiichi Sankyo Co., Ltd.	5,774,600	362,024
Boston Scientific Corp.1	7,398,713	319,994
Illumina, Inc.1	873,230	280,097
Merck & Co., Inc.	3,082,764	268,755
Koninklijke Philips NV (EUR denominated)	4,855,155	225,430
Centene Corp.1	3,182,446	192,443
Chugai Pharmaceutical Co., Ltd.	2,200,300	192,138
Cigna Corp.	948,396	189,603
Coloplast A/S, Class B	1,259,781	148,824
Humana Inc.	414,928	141,586
M3, Inc.	5,148,400	141,580
Teva Pharmaceutical Industries Ltd. (ADR)1	10,194,816	106,230
GlaxoSmithKline PLC	4,095,607	92,910
Alcon Inc.1	1,607,120	88,729
Vertex Pharmaceuticals Inc.1	374,935	83,142
Hypera SA, ordinary nominative	7,895,000	62,028
Bluebird Bio, Inc.1	695,879	56,324
Zoetis Inc., Class A	466,919	56,273
PerkinElmer, Inc.	324,742	30,169
		13,100,253
Financials 12.80%
CME Group Inc., Class A	5,849,662	1,185,902
AIA Group Ltd.	112,984,296	1,131,568
Zurich Insurance Group AG	2,359,966	925,815
Kotak Mahindra Bank Ltd.	36,412,279	819,838
Prudential PLC	39,017,010	694,618
HDFC Bank Ltd.	31,461,052	559,139
HDFC Bank Ltd. (ADR)	557,903	34,451
JPMorgan Chase & Co.	4,339,745	571,805
Sberbank of Russia PJSC (ADR)	38,165,959	558,368
Barclays PLC	251,110,442	557,117
Ping An Insurance (Group) Co. of China, Ltd., Class H	28,626,500	324,368
Ping An Insurance (Group) Co. of China, Ltd., Class A	3,521,594	41,910
Sony Financial Holdings Inc.	15,267,300	354,291
Nasdaq, Inc.	3,033,703	317,932
American International Group, Inc.	5,817,488	306,349
B3 SA - Brasil, Bolsa, Balcao	27,177,300	305,981
China Construction Bank Corp., Class H	359,740,000	286,301
Aon PLC, Class A	1,219,793	248,362
Deutsche Boerse AG	1,412,559	216,703
HDFC Life Insurance Co. Ltd.	25,645,474	204,306
Bank of China Ltd., Class H	499,843,000	200,498
Intercontinental Exchange, Inc.	2,024,648	190,661
DBS Group Holdings Ltd.	10,151,419	187,412
Discover Financial Services	2,009,650	170,559
London Stock Exchange Group PLC	1,891,671	168,130
Power Corp. of Canada, subordinate voting shares	6,498,869	157,738
Julius Baer Group Ltd.	3,182,797	149,846
Standard Life Aberdeen PLC	34,600,213	141,813
Toronto-Dominion Bank (CAD denominated)	2,364,589	136,343
Macquarie Group Ltd.	1,379,760	128,838
AXA SA	4,516,214	122,870
BNP Paribas SA	2,155,625	121,046

Capital World Growth and Income Fund — Page 2 of 10

Common stocks (continued) Financials (continued)	Shares	Value (000)
M&G PLC1	32,627,318	$99,589
FinecoBank SpA	7,750,000	96,140
MarketAxess Holdings Inc.	215,463	87,008
Principal Financial Group, Inc.	1,429,751	78,779
St. James’s Place PLC	5,556,033	78,219
Bank of Montreal	936,947	72,103
Housing Development Finance Corp. Ltd.	2,105,838	67,435
The Blackstone Group Inc., Class A	1,231,786	66,788
Société Générale	2,073,518	65,242
Banco Santander, SA (ADR)	16,425,892	63,568
Wells Fargo & Co.	1,125,804	61,311
Ares Management Corp., Class A	1,661,711	54,986
Standard Bank Group Ltd.	4,724,178	53,417
ABN AMRO Bank NV, depository receipts	3,017,475	51,494
The People’s Insurance Co. (Group) of China Ltd., Class H	127,648,000	51,202
Credit Suisse Group AG	3,406,407	44,641
UniCredit SpA	2,900,000	40,135
Hiscox Ltd.	1,790,848	31,570
Marsh & McLennan Companies, Inc.	245,557	26,537
Sampo Oyj, Class A	507,892	20,535
Chubb Ltd.	118,279	17,917
BOC Hong Kong (Holdings) Ltd.	5,188,500	17,631
		12,767,125
Consumer discretionary 10.40%
LVMH Moët Hennessy-Louis Vuitton SE	2,296,200	1,030,356
Home Depot, Inc.	4,476,719	987,161
Amazon.com, Inc.1	547,505	985,947
Alibaba Group Holding Ltd. (ADR)1	3,056,226	611,245
Alibaba Group Holding Ltd.1	6,544,000	165,856
Ocado Group PLC1,2	41,909,205	718,193
Daimler AG	9,062,173	511,170
Hyundai Motor Co.	4,477,546	458,691
General Motors Co.	12,114,892	436,136
Norwegian Cruise Line Holdings Ltd.1	7,360,719	394,829
NIKE, Inc., Class B	4,163,276	389,225
Marriott International, Inc., Class A	2,143,220	300,822
adidas AG	952,834	296,813
Flutter Entertainment PLC	1,981,763	227,064
MercadoLibre, Inc.1	357,838	207,754
McDonald’s Corp.	999,826	194,446
Shimano Inc.	1,151,000	186,129
Kering SA	295,949	178,250
EssilorLuxottica	1,043,218	162,053
Wynn Macau, Ltd.	69,402,800	152,671
Restaurant Brands International Inc. (CAD denominated)	2,299,600	151,085
Petrobras Distribuidora S.A.	22,497,600	150,957
Meituan Dianping, Class B1	10,899,100	143,687
Naspers Ltd., Class N	984,829	140,749
Bayerische Motoren Werke AG	1,658,811	133,957
Domino’s Pizza, Inc.	423,926	124,762
Sony Corp.	1,940,700	122,412
Ryohin Keikaku Co., Ltd.	5,339,100	121,606
Lowe’s Companies, Inc.	1,016,823	119,284
Dollar Tree Stores, Inc.1	829,856	75,899

Capital World Growth and Income Fund — Page 3 of 10

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Industria de Diseño Textil, SA	2,433,777	$75,773
Just Eat PLC1	6,548,861	64,761
Nokian Renkaat Oyj	2,263,106	61,235
Peugeot SA	2,534,559	61,208
Compass Group PLC	2,338,593	57,301
InterContinental Hotels Group PLC	794,321	51,439
Las Vegas Sands Corp.	611,894	38,396
Burberry Group PLC	1,137,802	30,962
Melco Resorts & Entertainment Ltd. (ADR)	1,430,751	30,446
Li & Fung Ltd.	209,464,000	24,082
		10,374,812
Industrials 8.58%
Airbus SE, non-registered shares	9,514,615	1,398,332
Lockheed Martin Corp.	1,907,668	745,955
CSX Corp.	9,502,744	679,826
Boeing Co.	1,647,233	603,184
Northrop Grumman Corp.	1,529,734	538,115
Stanley Black & Decker, Inc.	2,425,478	382,595
Aena SME, SA, non-registered shares	1,974,599	362,642
VINCI SA	2,992,043	326,271
Honeywell International Inc.	1,730,899	309,052
General Dynamics Corp.	1,644,714	298,910
Recruit Holdings Co., Ltd.	8,225,600	297,746
Safran SA	1,534,733	251,002
CCR SA, ordinary nominative	60,613,000	245,827
International Consolidated Airlines Group, SA (CDI)	33,117,803	237,294
ASSA ABLOY AB, Class B	8,364,445	198,585
Melrose Industries PLC	66,341,068	197,002
MTU Aero Engines AG	715,675	193,882
SMC Corp.	397,900	180,347
TransDigm Group Inc.	314,945	178,605
Union Pacific Corp.	892,845	157,132
Rheinmetall AG	1,279,777	136,256
Komatsu Ltd.	5,735,000	134,500
Bunzl PLC	4,129,981	113,400
L3Harris Technologies, Inc.	563,602	113,335
J.B. Hunt Transport Services, Inc.	594,297	68,713
DSV Panalpina A/S	605,895	65,967
BAE Systems PLC	6,330,898	46,950
ALD SA	2,683,535	40,503
Jardine Matheson Holdings Ltd.	686,900	38,618
Thales SA	163,757	16,042
		8,556,588
Communication services 8.12%
Facebook, Inc., Class A1	8,227,568	1,659,007
Alphabet Inc., Class C1	555,120	724,410
Alphabet Inc., Class A1	526,595	686,727
Netflix, Inc.1	4,412,772	1,388,523
Altice USA, Inc., Class A1	13,036,816	333,482
Altice USA, Inc., Class B1,3	1,616,182	41,342
Activision Blizzard, Inc.	6,542,362	358,718
Verizon Communications Inc.	5,871,978	353,728
SK Telecom Co., Ltd.	1,580,000	329,069

Capital World Growth and Income Fund — Page 4 of 10

Common stocks (continued) Communication services (continued)	Shares	Value (000)
Comcast Corp., Class A	6,748,826	$297,961
ITV PLC	131,695,562	247,146
LG Uplus Corp.	20,883,307	236,918
Tencent Holdings Ltd.	5,074,100	215,071
Yandex NV, Class A1	5,075,117	213,003
SoftBank Group Corp.	5,289,900	205,545
Nintendo Co., Ltd.	520,800	201,506
ProSiebenSat.1 Media SE2	12,392,488	185,815
NetEase, Inc. (ADR)	514,211	162,141
Cellnex Telecom, SA, non-registered shares	2,409,581	103,531
Cellnex Telecom, SA, non-registered shares	699,547	30,057
Nippon Telegraph and Telephone Corp.	1,690,700	85,373
KDDI Corp.	911,800	26,149
Bharti Infratel Ltd.	3,108,001	11,970
		8,097,192
Consumer staples 6.68%
British American Tobacco PLC	31,430,961	1,243,928
British American Tobacco PLC (ADR)	6,169,909	244,390
Nestlé SA	12,005,624	1,247,624
Philip Morris International Inc.	9,321,878	773,063
Altria Group, Inc.	11,441,759	568,655
Keurig Dr Pepper Inc.	13,330,681	412,451
Pernod Ricard SA	2,081,678	382,307
Kirin Holdings Co., Ltd.	14,154,500	313,338
Imperial Brands PLC	12,275,864	270,417
Constellation Brands, Inc., Class A	1,373,261	255,509
Thai Beverage PCL3	321,817,400	209,415
Coca-Cola Co.	3,372,313	180,082
Treasury Wine Estates Ltd.	13,550,091	171,391
Anheuser-Busch InBev SA/NV	1,889,671	149,623
Kweichow Moutai Co., Ltd., Class A	785,451	126,204
Hormel Foods Corp.	1,601,721	71,325
Kroger Co.	1,505,338	41,156
		6,660,878
Energy 6.05%
Royal Dutch Shell PLC, Class B	26,268,430	743,867
Royal Dutch Shell PLC, Class A (GBP denominated)	15,749,013	450,358
Royal Dutch Shell PLC, Class B (ADR)	344,740	19,861
Royal Dutch Shell PLC, Class A (ADR)	45,681	2,626
Royal Dutch Shell PLC, Class A (EUR denominated)	15,499	444
Canadian Natural Resources, Ltd. (CAD denominated)	27,801,556	776,719
Canadian Natural Resources, Ltd.	1,466,745	41,025
Gazprom PJSC (ADR)	71,152,620	565,236
TC Energy Corp. (CAD denominated)	10,440,010	528,170
TOTAL SA	8,411,221	441,463
EOG Resources, Inc.	5,777,795	409,646
BP PLC	60,113,487	373,345
Exxon Mobil Corp.	5,178,099	352,784
CNOOC Ltd.	150,919,000	219,012
Galp Energia, SGPS, SA, Class B	10,879,349	177,090
Chevron Corp.	1,499,739	175,664
Enbridge Inc. (CAD denominated)	3,919,318	148,417
Suncor Energy Inc.	4,749,174	148,128

Capital World Growth and Income Fund — Page 5 of 10

Common stocks (continued) Energy (continued)	Shares	Value (000)
Noble Energy, Inc.	6,173,926	$128,171
ConocoPhillips	1,769,692	106,075
ONEOK, Inc.	1,218,314	86,561
China Petroleum & Chemical Corp., Class H	88,384,000	49,566
Kinder Morgan, Inc.	2,155,257	42,265
Baker Hughes Co., Class A	1,819,683	40,797
		6,027,290
Utilities 4.16%
E.ON SE	69,944,830	731,899
Enel SpA	93,063,000	702,928
China Resources Gas Group Ltd.	57,754,000	321,673
Public Service Enterprise Group Inc.	4,479,221	265,663
Guangdong Investment Ltd.	111,250,000	229,945
Ørsted AS	2,491,056	229,562
Dominion Energy, Inc.	2,499,565	207,739
Iberdrola, SA, non-registered shares	20,763,908	204,233
DTE Energy Co.	1,606,720	200,744
ENGIE SA, bonus shares3	7,714,075	122,040
ENGIE SA	4,921,099	77,854
CMS Energy Corp.	3,045,470	186,687
Sempra Energy	1,099,809	161,969
NextEra Energy, Inc.	438,926	102,630
ENN Energy Holdings Ltd.	9,143,400	99,282
China Gas Holdings Ltd.	26,578,200	98,802
Power Grid Corp. of India Ltd.	32,019,000	86,277
SSE PLC	3,837,332	64,519
Naturgy Energy Group, SA	1,310,772	34,080
AES Corp.	862,558	16,311
		4,144,837
Materials 3.77%
Vale SA, ordinary nominative	39,793,909	469,246
Vale SA, ordinary nominative (ADR)	24,155,109	284,064
Rio Tinto PLC	10,710,137	581,990
Akzo Nobel NV	3,390,653	324,688
Linde PLC	1,461,755	301,429
Asahi Kasei Corp.	22,029,808	247,459
Fortescue Metals Group Ltd.	31,977,417	210,455
Freeport-McMoRan Inc.	15,699,368	178,659
Alcoa Corp.1	7,764,842	158,015
Sherwin-Williams Co.	259,955	151,588
Air Liquide SA, non-registered shares	1,026,319	139,132
Shin-Etsu Chemical Co., Ltd.	1,256,800	134,458
BHP Group PLC	5,611,324	124,102
Teck Resources Ltd., Class B	6,444,031	100,908
DuPont de Nemours Inc.	1,356,763	87,932
Koninklijke DSM NV	609,146	78,048
CRH PLC	1,886,004	72,162
LafargeHolcim Ltd.	1,315,659	67,835
BASF SE	509,851	38,319
Dow Inc.	208,524	11,129
		3,761,618

Capital World Growth and Income Fund — Page 6 of 10

Common stocks (continued) Real estate 3.43%	Shares	Value (000)
American Tower Corp. REIT	2,751,021	$588,801
Crown Castle International Corp. REIT	2,770,518	370,307
China Overseas Land & Investment Ltd.	107,255,000	359,661
Digital Realty Trust, Inc. REIT	2,818,510	340,899
Longfor Group Holdings Ltd.	65,169,500	266,820
China Resources Land Ltd.	57,808,000	249,973
Sun Hung Kai Properties Ltd.	16,170,500	235,285
Simon Property Group, Inc. REIT	1,420,553	214,802
Daito Trust Construction Co., Ltd.	1,661,790	203,217
Link Real Estate Investment Trust REIT	18,918,002	193,336
Sino Land Co. Ltd.	92,594,000	138,866
American Campus Communities, Inc. REIT	1,986,933	95,452
Vonovia SE	1,135,516	59,160
SM Prime Holdings, Inc.	75,778,000	58,159
Fibra Uno Administración, SA de CV REIT	31,315,000	47,834
		3,422,572
Total common stocks (cost: $68,025,369,000)		92,519,229
Preferred securities 0.83% Financials 0.35%
Banco Bradesco SA, preferred nominative	26,980,000	212,415
Itaú Unibanco Holding SA, preferred nominative (ADR)	11,553,990	94,050
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative, preferred shares1	2,211,000	23,216
Fannie Mae, Series S, 8.25% noncumulative, preferred shares1	2,138,000	22,748
		352,429
Consumer discretionary 0.23%
Volkswagen AG, nonvoting preferred shares	1,184,794	229,052
Energy 0.16%
Petróleo Brasileiro SA (Petrobras), preferred nominative	16,918,000	116,353
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	2,941,488	40,357
		156,710
Health care 0.09%
Grifols, SA, Class B, nonvoting preferred, non-registered shares	3,858,329	88,202
Total preferred securities (cost: $706,504,000)		826,393
Convertible stocks 0.57% Information technology 0.26%
Broadcom Inc., Series A, 8.00% cumulative convertible preferred 2022	221,262	256,000
Real estate 0.14%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	116,280	140,374

Capital World Growth and Income Fund — Page 7 of 10

Convertible stocks (continued) Utilities 0.12%	Shares	Value (000)
Dominion Energy, Inc., Series A units, 7.25% convertible preferred 2022	649,887	$68,596
DTE Energy Co., units, 6.25% convertible preferred 2022	1,013,824	50,590
		119,186
Health care 0.05%
Danaher Corp., Series A, 4.75% cumulative convertible preferred 2022	45,411	51,802
Total convertible stocks (cost: $519,099,000)		567,362
Bonds, notes & other debt instruments 0.46% Corporate bonds & notes 0.33% Health care 0.13%	Principal amount (000)
Teva Pharmaceutical Finance Co. BV 6.00% 2024	$ 85,907	85,048
Teva Pharmaceutical Finance Co. BV 3.15% 2026	59,700	49,105
		134,153
Communication services 0.10%
CenturyLink, Inc. 7.50% 2024	7,016	7,910
CenturyLink, Inc., Series T, 5.80% 2022	20,048	21,176
Sprint Corp. 11.50% 2021	33,950	39,289
T-Mobile US, Inc. 6.375% 2025	7,105	7,389
T-Mobile US, Inc. 6.50% 2026	22,126	23,731
		99,495
Energy 0.04%
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)4	36,500	39,158
Financials 0.04%
Lloyds Banking Group PLC, junior subordinated, 6.657% (3-month USD-LIBOR + 1.27% on 5/21/2037)4,5	30,300	35,176
Consumer staples 0.02%
JBS Investments GmbH II 7.00% 20265	20,000	21,708
Total corporate bonds & notes		329,690
Bonds & notes of governments & government agencies outside the U.S. 0.10%
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 67.42% 20206	ARS41,296	190
Colombia (Republic of), Series B, 7.50% 2026	COP80,150,000	24,715
India (Republic of) 8.60% 2028	INR1,220,300	18,903
United Mexican States, Series M, 8.00% 2023	MXN1,013,000	53,783
		97,591
U.S. Treasury bonds & notes 0.03% U.S. Treasury 0.03%
U.S. Treasury 2.50% 2020	$30,000	30,260
Total U.S. Treasury bonds & notes		30,260
Total bonds, notes & other debt instruments (cost: $429,379,000)		457,541
Short-term securities 5.05% Money market investments 4.23%	Shares
Capital Group Central Cash Fund 1.78%7	42,231,795	4,223,179

Capital World Growth and Income Fund — Page 8 of 10

Short-term securities (continued) Other short-term securities 0.82%	Principal amount (000)	Value (000)
Argentinian Treasury Bills (10.54%)–137.52% due 2/26/2020–7/31/20208	ARS7,291,432	$69,806
BASF SE 1.58% due 12/10/20195	$50,000	49,977
British Columbia (Province of) 1.68% due 1/22/2020	15,000	14,963
DBS Bank Ltd. 1.61% due 12/20/20195	35,000	34,967
NRW.BANK 1.74% due 1/8/20205	100,000	99,814
Société Générale 1.56% due 12/11/20195	250,000	249,860
Sumitomo Mitsui Banking Corp. 1.55% due 12/27/20195	95,000	94,879
Toronto-Dominion Bank 1.63% due 12/20/20195	200,000	199,811
		814,077
Total short-term securities (cost: $5,125,617,000)		5,037,256
Total investment securities 99.69% (cost: $74,805,968,000)		99,407,781
Other assets less liabilities 0.31%		309,546
Net assets 100.00%		$99,717,327

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Represents an affiliated company as defined under the Investment Company Act of 1940.
3	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $372,797,000, which represented .37% of the net assets of the fund.
4	Step bond; coupon rate may change at a later date.
5	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $786,192,000, which represented .79% of the net assets of the fund.
6	Coupon rate may change periodically.
7	Rate represents the seven-day yield at 11/30/2019.
8	Scheduled interest and/or principal payment was not received.

Key to abbreviations and symbol
ADR = American Depositary Receipts	GBP = British pounds
ARS = Argentine pesos	INR = Indian rupees
CAD = Canadian dollars	LIBOR = London Interbank Offered Rate
CDI = CREST Depository Interest	MXN = Mexican pesos
COP = Colombian pesos	USD/$ = U.S. dollars
EUR = Euros

Capital World Growth and Income Fund — Page 9 of 10

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFPX-033-0120O-S73176	Capital World Growth and Income Fund — Page 10 of 10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Capital World Growth and Income Fund (the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) as of November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

January 10, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2020

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 31, 2020